Share-based Payments - Summary of Assumptions Used to Determine Fair Value of Options Granted (Detail)	12 Months Ended
	Oct. 31, 2018 CAD ($) yr	Oct. 31, 2017 CAD ($) yr	Oct. 31, 2016 CAD ($) yr
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Risk-free interest rate	2.08%	1.58%	1.34%
Expected dividend yield	5.15%	5.75%	6.14%
Expected share price volatility	14.74%	14.53%	17.26%
Expected life | yr	6	6	6
Share price/exercise price | $	$ 120.02	$ 110.83	$ 97.73